UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
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            (Exact name of registrant as specified in its charter)


               Delaware                                38-3684453
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


    113 King Street, Armonk, New York                    10504
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(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered
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Common Shares, par value $0.001            New York Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /x/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number
to which this form relates:                        333-105539   (if applicable)
                                                   ----------

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to Be Registered.

          Reference is hereby made to the section entitled "Description of Shares" in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, as filed with the Securities and Exchange Commission (the "Commission") on July 25, 2003 (Securities Act File No. 333-105539 and Investment Company Act File No. 811-21359).


Item 2.  Exhibits.

          Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated herein by reference.

                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MBIA CAPITAL/CLAYMORE MANAGED DURATION
                                    INVESTMENT GRADE MUNICIPAL FUND


                                  By   /s/ Marc Morris
                                    -------------------------------------------
                                       Marc Morris
                                       Treasurer

Date: August 12, 2003


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